EXHIBIT 32

Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of 1st Financial Services Corporation (the  Company ) certify that the Annual Report on Form 10-K of the Company for the year ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2012	/s/Michael G. Mayer
Michael G. Mayer
Chief Executive Officer

Dated: March 29, 2012	/s/Holly L. Schreiber
Holly L. Schreiber
Chief Financial Officer